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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2002

STEINWAY MUSICAL INSTRUMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-11911 (Commission File Number)	35-1910745 (IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (781) 894-9770

ITEM 5. OTHER EVENTS

        On November 11, 2002 the Registrant accepted Thomas T. Burzycki's resignation as an officer and director. See the press release attached hereto as Exhibit 99.1 for additional information. On November 14, 2002, John. M. Stoner, Jr. was appointed to the Board of Directors to fill the vacancy created by Mr. Burzycki's resignation. For additional information, see the press release attached hereto as Exhibit 99.2.

        Additionally, on November 14, 2002, Michael R. Vickrey resigned from his position as an officer for the Registrant. Mr. Vickrey remains an officer of Registrant's band segment subsidiaries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 11, 2002 regarding Thomas T. Burzycki
99.2	Press release dated November 11, 2002 regarding John M. Stoner, Jr.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly cause this report to be signed on its behalf by the undersigned, thereunto duly authorized

STEINWAY MUSICAL INSTRUMENTS, INC.

Date: November 15, 2002	By:	/s/ DANA D. MESSINA
	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Conn-Selmer dated November 11, 2002 regarding Thomas T. Burzycki
99.2	Press release of Conn-Selmer dated November 11, 2002 regarding John M. Stoner, Jr.

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FORM 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX